UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2025
KKR Infrastructure Conglomerate LLC
(Exact name of registrant as specified in its charter)
Delaware	000-56484	92-0477563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Yards, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 750-8300

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth in  Item 2.03  of this Current Report on Form 8-K is incorporated by reference into this  Item 1.01.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 16, 2025, certain indirect subsidiaries (collectively, the “Borrowers”) of KKR Infrastructure Conglomerate LLC (the “Company”) entered into an amendment (the “Amendment”) to that certain revolving credit agreement, dated as of April 3, 2024 (as amended, the “Agreement”) with Mizuho Bank, Ltd., as joint lead arranger, administrative agent, and collateral agent, KKR Capital Markets LLC, an indirect subsidiary of KKR & Co. Inc. and affiliate of the Company, as joint lead arranger, and the lenders party thereto.
Pursuant to the Amendment, certain indirect subsidiaries of the Company were added as borrowers and the uncommitted accordion feature was increased by $1.0 billion to allow the Borrowers to increase the commitment to up to $2.0 billion in the aggregate, guaranteed by certain of the Company’s subsidiaries pursuant to the Agreement. In addition, pursuant to the Amendment, the maturity date of the Agreement was extended from April 2, 2027 to April 3, 2028, unless there is an earlier termination or an acceleration following an event of default.
Except as described above, the material terms of the Agreement remain unchanged by the Amendment.
The foregoing summary description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits
Exhibit Number	Description
10.1
First Amendment to Revolving Credit Agreement and Guarantee Agreement, dated as of June 16, 2025, among certain indirect subsidiaries of KKR Infrastructure Conglomerate LLC, as borrowers, Mizuho Bank, Ltd., as joint lead arranger, administrative agent, and collateral agent, KKR Capital Markets LLC, as joint lead arranger, and the lenders party thereto.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
KKR INFRASTRUCTURE CONGLOMERATE LLC

/s/ Sung Bum Cho
Date: June 20, 2025	Name: Sung Bum Cho
Title: General Counsel & Secretary